                                                                   EXHIBIT 10.07

                      CORPORATE STAFFING RESOURCES, INC.
                       NON-QUALIFIED STOCK OPTION PLAN

           Corporate Staffing Resources, Inc., a corporation organized under the laws of the State of Delaware ("Company"), hereby adopts this Non-Qualified Stock Option Plan ("Plan") for key employees of the Company and its Subsidiaries as a part of the compensation and incentive arrangements for such employees. This Plan is intended to advance the best interests of the Company by allowing such employees to acquire an ownership interest in the Company, thereby motivating them to contribute to the success of the Company and to remain in the employ of the Company and its Subsidiaries. The availability and offering of options to purchase stock under this Plan will also enhance the Company's ability to attract and retain individuals of exceptional talent to contribute to the sustained progress, growth and profitability of the Company.

           Pursuant to this Plan, Participants will be granted options to purchase shares of the Company's Common Stock. The common stock so acquired will be subject to the transfer and other restrictions contained in this Plan, in the Stock Option Agreement executed by such Participant, in the Stockholders Agreement and/or in other similar agreements that may be executed by Participants.

           Each Participant will execute a Stock Option Agreement in connection with the grant of an Option hereunder. All shares of Common Stock acquired pursuant to such Option will be held subject to the terms of such Stock Option Agreement and to the terms of the Stockholders Agreement (or to the terms of similar agreements that may be executed by Participants).


                                  ARTICLE I.

                                 DEFINITIONS

           Whenever the following terms are used in this Plan, they shall have the meaning specified below unless the context clearly indicates to the contrary. The masculine pronoun shall include the feminine and neuter and the singular shall include the plural, where the context so indicates:

     1.1   BOARD

           "Board" means the Board of Directors of the Company.

     1.2.  CAUSE

           "Cause" means, with respect to any Participant, (a) Participant's conviction of, or plea of nolo contendere to, any felony or to any crime or offense causing substantial harm to the Company or its Subsidiaries or any of their respective affiliates (whether or not for personal gain) or involving acts of theft, fraud, embezzlement or similar conduct, (b) Participant's repeated violation of the Company's (or its Subsidiaries') substance abuse policy, (c) misconduct in the conduct of Participant's duties, including, but not limited to, (i) willful and intentional misuse of the funds of the Company, any of its Subsidiaries or any of their respective affiliates, (ii) embezzlement, and (iii) fraudulent or willful and material misrepresentations or concealments on any written reports submitted to the Company or any of its Subsidiaries or any of their respective affiliates, (d) material failure to perform the duties of Participant's employment or Participant's habitual neglect thereof, (e) material failure to follow or comply with the reasonable and lawful written directives of the Chief Executive Officer or Managers of the Company or its Subsidiaries, or (f) a material breach by the Participant of the non-compete provisions of Participant's employment agreement, if applicable; provided, however, that in the case of the foregoing clauses (d),
(e) and (f), Participant shall have been informed, in writing, of such material failure referred to in the foregoing clauses (d), (e) and (f), respectively, and provided with a reasonable opportunity to cure such material failure, if such failure is subject to cure.

     1.3.  CODE

           "Code" means the Internal Revenue Code of 1986, as amended.

     1.4.  COMPANY

           "Company" means Corporate Staffing Resources, Inc., a Delaware corporation.

     1.5.  COMMISSION

           "Commission" means the United States Securities and Exchange Commission.

     1.6.  COMMON STOCK

           "Common Stock" means the Company's common stock, par value $0.01 per share, or in the event that the outstanding Common Stock is hereafter changed into or exchanged for different stock or securities of the Company, such other stock or securities.

     1.7.  DATE OF GRANT

           "Date of Grant" means the date upon which an Option is granted to a Participant.

     1.8.  DATE OF TERMINATION

           "Date of Termination" means (i) if the Employee's employment with the Company is terminated by reason of his death, the date of his death, (ii) if the Employee's employment with the Company is terminated by reason of his Disability, the date of the opinion of the medical doctor referred to in
Section 1.10 hereof, (iii) if the Employee's employment with the Company is terminated by the Company, the date specified in the Company's notice of termination to the Employee, or (iv) if the Employee's employment with the Company is terminated by the Employee, the date such Employee notifies the Company of his resignation. The Board, in its absolute discretion, shall determine the effect of all other matters and questions relating to a termination of employment, including, but not by way of limitation, the question of whether a termination of employment resulted from a resignation, a discharge for Cause or otherwise, and all questions of whether particular leaves of absence constitute terminations of employment.

     1.9   DIRECTOR

           "Director" means a member of the Board.

     1.10  DISABILITY

           "Disability" means a physical or mental disability or infirmity, which, in the opinion of the medical doctor selected by the parties, as provided below, renders the Employee unable to perform his duties for the Company for more than 120 days during any 180-day period. The medical doctor will be selected by written agreement of the Company and the Employee's personal physician upon the request of either party hereto by notice to the other. If the Company and the Employee's physician cannot agree on the selection of a medical doctor, each of them will select a medical doctor and the two medical doctors will select a third medical doctor who will determine whether the Employee has a disability. The determination of the medical doctor selected under this procedure will be binding on both parties. The Employee must submit to a reasonable number of examinations by the medical doctor making the determination of disability and the Employee hereby authorizes the disclosure and release to the Company of such determination and all supporting medical records. If the Employee is not legally competent, the Employee's legal guardian or duly authorized attorney-in-fact will act in the Employee's stead, for the purposes of requesting the selection of a medical doctor, submitting the Employee to the examinations, and providing the authorization of disclosure.

     1.11  EMPLOYEE

           "Employee" means any employee (as defined in accordance with the regulations and revenue rulings then applicable under Section 3401 (c) of the
Code) of the Company, or of any corporation which is then a Parent Corporation or a Subsidiary, whether such employee is so employed at the time this Plan is adopted or becomes so employed subsequent to the adoption of this Plan.

     1.12  FAIR MARKET VALUE

           "Fair Market Value" means the market value per share of a share of the class of Option Shares to be valued, as determined in good faith by the Board.

     1.13  MERGER AGREEMENT

           "Merger Agreement" means the Agreement and Plan of Merger by and between CSR, Inc. and Mega Force Staffing Companies' Inc. dated December 3, 1997.

     1.14. Officer

           "Officer" means an officer of the Company, as defined in Rule
16a-1 (f) under the Securities Exchange Act, as such Rule may be amended in the future.

     1.15. OPTION

           "Option" means an option to purchase Common Stock of the Company, granted under this Plan.

     1.16. OPTION SHARES

           "Option Shares" means shares of Common Stock acquired pursuant to an Option granted under this Plan.

     1.17. OPTIONEE

           "Optionee" means an Employee to whom an Option is granted under this Plan.

     1.18. ORIGINAL COST

           "Original Cost" means the Fair Market Value of the consideration paid or surrendered by a Participant in exchange for an Option Share, adjusted to give effect to any stock split, stock dividend, share combination or other recapitalization occurring after such Option Share was issued.

     1.19. PARENT CORPORATION

           "Parent Corporation" means any corporation in an unbroken chain of corporations ending with the Company if each of the corporations other than the Company then owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

     1.20. PARTICIPANT

           "Participant" means any Employee who is eligible to participate in this Plan as determined by the Board.

     1.21. PERSON

           "Person" means an individual, a partnership, a corporation, an association, a joint stock company, a trust, a joint venture, an unincorporated organization and a governmental entity or any department, agency or political subdivision thereof.

     1.22. PLAN

           "Plan" means the Corporate Staffing Resources, Inc. Non-Qualified Stock Option

Plan, as set forth herein and as amended from time to time.

      1.23. Public Sale

            "Public Sale" means any sale pursuant to a registered public offering under the Securities Act or any sale to the public pursuant to Rule 144 promulgated under the Securities Act (if and as modified by Rule 701(c) under the Securities Act) effected through a broker, dealer or market maker.

     1.24.  RULE 16B-3

            "Rule 16b-3" means that certain Rule 16b-3 under the Securities Exchange Act, as such Rule may be amended in the future.

     1.25.  SECURITIES ACT

            "Securities Act" means the Securities Act of 1933, as amended.

     1.26.  SECURITIES EXCHANGE ACT

            "Securities Exchange Act" means the Securities Exchange Act of 1934, as amended.

     1.27.  STOCKHOLDERS AGREEMENT

            "Stockholders Agreement" means the Stockholders Agreement, by and between Corporate Staffing Resources, Inc., a Delaware corporation, and the stockholders of the Corporation, dated December 3, 1997, attached hereto as Annex II.

     1.28.  SUBSIDIARY

            "Subsidiary" means any corporation in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain then owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.


                                 ARTICLE II.

                            SHARES SUBJECT TO PLAN

     2.1.   SHARES SUBJECT TO PLAN

            The shares of stock subject to Options shall be shares of the Company's Common Stock. The aggregate number of such shares which may be issued upon exercise of Options shall not exceed 250,000 such shares, representing an amount equal to four and seventy-six one hundredths percent (4.76%) of the fully diluted shares of Common Stock existing immediately after giving effect to the consummation of the transactions contemplated under the Merger Agreement.

     2.2.  UNEXERCISED OPTIONS

           If any Option expires or is canceled without having been fully exercised, the number of shares subject to such Option but as to which such Option was not exercised prior to its expiration or cancellation may again be optioned hereunder, subject to the limitations of Section 2.1.


                                 ARTICLE III.

                             GRANTING OF OPTIONS

     3.1.  ELIGIBILITY

           Any key Employee of the Company or of any corporation which is then a Parent Corporation or a Subsidiary shall be eligible to be granted Options.

     3.2.  GRANTING OF OPTIONS

           (a) The Board shall from time to time, in its absolute discretion:

               (i) Determine which Employees are key Employees and select from among the key Employees (including those to whom Options have been previously granted under this Plan) such of them as in its opinion should be granted Options; and

               (ii) Determine the number of shares to be subject to such Options granted to such selected key Employees; and

               (iii) Determine the terms and conditions of such Options, consistent with this Plan;

           provided, however, that any action taken by the Board under this
Section 3.2(a) shall only be made with the approval of the WES&S Directors and the Mellon Directors (in each case as defined in the Stockholders Agreement.

           (b) Upon the selection of a key Employee to be granted an Option, the Board shall instruct the Secretary of the Company to issue such Option and may impose such conditions on the grant of such Option as it deems appropriate.


                                 ARTICLE IV.

                               TERMS OF OPTIONS

     4.1.  STOCK OPTION AGREEMENT

           Each Option shall be evidenced by a written Stock Option Agreement (attached hereto as Annex I, which shall be executed by the Optionee and an authorized Officer of the Company and which shall contain such terms and conditions as the Board shall determine, consistent with this Plan.

     4.2.  OPTION PRICE

           The price of the shares subject to each Option shall be set by the Board, in its sole discretion. The Board, in its sole discretion, may issue an Option under which the Option price is not uniform as to all shares covered under any such Option provided that the Option price for a specific number of shares covered by the Option is fixed at the Date of Grant.

     4.3.  COMMENCEMENT OF EXERCISABILITY

           (a) Subject to the provisions of Section 4.3(b), Options shall become exercisable at such times and in such installments (which may be cumulative) as the Board shall provide in the terms of each individual Option; provided, however, that by a resolution adopted after an Option is granted the Board may, on such terms and conditions as it may determine to be appropriate and subject to Section 4.3(b), accelerate the time at which such Option or any portion thereof may be exercised.

           (b) No portion of an Option which is unexercisable at a Participant's Date of Termination shall thereafter become exercisable.

     4.4.  EXPIRATION OF OPTIONS

           (a) No Option may be exercised to any extent by anyone after the first to occur of the following events:

               (i) The expiration of ten years from the Date of Grant; or

               (ii) In the case of an Optionee whose employment terminates by reason of his death or Disability, the expiration of ninety (90) days after his Date of Termination; or

               (ii) In the case of a Optionee whose employment terminates for any reason other than his death or Disability, his Date of Termination.

           (b) Subject to the provisions of Section 4.4(a), the Board may provide, in the terms of each individual Option, when such individual Option expires and becomes unexercisable.

     4.5.  ADJUSTMENTS IN OUTSTANDING OPTIONS

           In the event that the outstanding shares of the stock subject to Options are changed into or exchanged for a different number or kind of shares of the Company or other securities of the Company by reason of merger, consolidation, recapitalization, reclassification, stock split-up, stock dividend or combination of shares, the Board shall make an appropriate and equitable adjustment in the number and kind of shares as to which all outstanding Options, or portions thereof then unexercised, shall be exercisable, to the end that after such event the Optionee's proportionate interest shall be maintained as before the occurrence of such event. Such adjustment in an outstanding Option shall be made without change in the total price applicable to the Option or the unexercised portion of the Option (except for any change in the aggregate price resulting from rounding-off of share quantities or prices) and with any necessary corresponding adjustment in Option price per share. Any such adjustment made by the Board shall be final and binding upon all Optionees, the Company and all other interested persons.

     4.6.  MERGER, CONSOLIDATION, ACQUISITION, LIQUIDATION, DISSOLUTION OR IPO

           Notwithstanding any other provision of this Plan to the contrary, in the event of the merger or consolidation of the Company with or into another corporation, the acquisition by another corporation or person of all or substantially all of the Company's assets or 80% or more of the Company's then outstanding voting stock, the liquidation or dissolution of the Company or in the event of an IPO (as defined in the Stockholders Agreement), the Board may determine, in its absolute discretion and on such terms and conditions as it deems appropriate, by a resolution adopted prior to the occurrence of such merger, consolidation, acquisition, liquidation or dissolution or IPO, that, for some period of time prior to such event, such Option shall be exercisable as to all shares covered thereby, notwithstanding anything to the contrary in
Section 4.3(a) and/or any installment provisions of such Option, but subject to Section 4.3(b).

                                  ARTICLE V.

                             EXERCISE OF OPTIONS

     5.1.  PERSONS ELIGIBLE TO EXERCISE

           During the lifetime of the Optionee, only he may exercise an Option (or any portion thereof) granted to him. After the death of the Optionee, any exercisable portion of an Option may, prior to the time when such portion becomes unexercisable under the Plan or the applicable Stock Option Agreement, be exercised by his personal representative or by any person empowered to do so under the deceased Optionee's will or under the then applicable laws of descent and distribution.

     5.2.  PARTIAL EXERCISE

           At any time and from time to time prior to the time when any exercisable Option or exercisable portion thereof becomes unexercisable under this Plan or the applicable Stock Option Agreement, such Option or portion thereof may be exercised in whole or in part, provided, however, that the Company shall not be required to issue fractional shares and the Board may, by the terms of the Option, require any partial exercise to be with respect to a specified minimum number of shares.

     5.3.  MANNER OF EXERCISE

           An exercisable Option, or any exercisable portion thereof, may be exercised solely by delivery to the Secretary of the Company or his office of all of the following prior to the time when such Option or such portion becomes unexercisable under this Plan or the applicable Stock Option
Agreement:

           (a) Notice in writing signed by the Optionee stating that such Option or portion is exercised, such notice complying with all applicable rules established by the Board; and

           (b) Full payment (in cash or by check) for the shares with respect to which such Option or portion is thereby exercised, or, in the discretion of the Board, payment, in whole or in part, through the surrender of shares of Common Stock then issuable upon exercise of the Option having a Fair Market Value on the date of Option exercise equal to the aggregate exercise price of the Option or exercised portion thereof; and

           (c) The payment to the Company (or other employer corporation) of all amounts which it is required to withhold under federal, state or local law in connection with the exercise of the Option, or, in the discretion of the Board, payment, in whole or in part, through the surrender of shares of Common Stock then issuable upon exercise of the Option having a Fair Market Value on the date of Option exercise equal to the amount of such withholding; and

           (d) Such representations and documents as the Board, in its absolute discretion, deems necessary or advisable to effect compliance with all applicable provisions of the Securities Act and any other federal or state securities laws or regulations. The Board may, in its absolute discretion, also take whatever additional actions it deems appropriate to effect such compliance including, without limitation, placing legends on share certificates and issuing stop-transfer orders to transfer agents and registrars.

     5.4.  CONDITIONS TO ISSUANCE OF STOCK CERTIFICATES

           The shares of stock issuable and deliverable upon the exercise of an Option, or any portion thereof, may be either previously authorized but unissued shares or issued shares which have then been reacquired by the Company. The Company shall not be required to issue or deliver any certificate or certificates for shares of stock purchased upon the exercise of any Option or portion thereof prior to fulfillment of all of the following conditions:

           (a) The admission of such shares to listing on all stock exchanges on which such class of stock is then listed; and

           (b) The completion of any registration or other qualification of such shares under any state or federal law or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body, which the Board shall, in its absolute discretion, deem necessary or advisable; and

           (c) The obtaining of any approval or other clearance from any state or federal governmental agency which the Board shall, in its absolute discretion, determine to be necessary or advisable; and

           (d) The payment to the Company (or other employer corporation) of all amounts which it is required to withhold under federal, state or local law in connection with the exercise of the Option; and

           (e) The lapse of such reasonable period of time following the exercise of the Option as the Board may establish from time to time for reasons of administrative convenience.

     5.5.  RIGHTS AS STOCKHOLDER

           The holders of Options shall not be, nor have any of the rights or privileges of, stockholders of the Company in respect of any shares purchasable upon the exercise of any part of an Option. Once Option Shares have been acquired, the rights of the Optionee with respect to such Option Shares shall be governed by the terms of this Plan, the Stock Option Agreement and the Stockholders Agreement.


                                 ARTICLE VI.

                         PAYMENT/REPURCHASE/TRANSFER

     6.1.  PAYMENTS PRIOR TO EXERCISE

           (a) In the event a Participant's employment with the Company and its Subsidiaries is terminated by reason of the Participant's death or Disability at a time when any portion of the Participant's Option is vested but not yet exercised, the Board shall pay to such Participant, or his estate, as applicable, an amount equal to the excess of the Fair Market Value of the Option Shares covered under such vested portion over the Option Price of the Option Shares covered under such vested portion, determined as of the Date of Termination. The Company will deliver a check to such former Participant, or his estate, as applicable, in an amount equal to such payment no later than thirty (30) days after such Date of Termination (or within thirty days of receipt of proof of Participant's death, if later).

           (b) In the event a Participant's employment with the Company and its Subsidiaries is terminated for any reason other than on account of Participant's death, Disability, resignation or by the Company for Cause, at a time when any portion of the Participant's Option is vested but not yet exercised, the Board may determine, in its sole discretion and on a case-by case basis, to pay to such Participant an amount equal to the excess of the Fair Market Value of the Option Shares covered under such vested portion over the Option Price of the Option Shares covered under such vested portion, determined as of the Date of Termination. In the event the Board determines to make such payment, the Company will deliver a check to such former Participant in an amount equal to such payment no later than thirty (30) days after such Date of Termination.

     6.2.  REPURCHASE PROVISIONS APPLICABLE TO OPTION SHARES

           (a) Repurchase Right in Case of Termination.

               (i) If at any time prior to an IPO (as defined in the Stockholders Agreement), a Participant's employment with the Company and its Subsidiaries is terminated for any reason whatsoever, including, without limitation, death, disability, resignation, retirement or termination with or without Cause, the Company or its designee(s) (which designee(s) may be any person or entity that shall have been approved by the Board pursuant to the terms of the Stockholders Agreement) shall have the exclusive and irrevocable option (a "Call"), exercisable in its sole discretion, to repurchase, in whole or in part, the Option Shares that are then owned by such Participant or any transferee.

               (ii) The Company may exercise the Call by delivering written notice (a "Call Notice") to the Participant within 60 days of Participant's Date of Termination. The Call Notice will set forth the number of Option Shares to be acquired from the Participant, the aggregate consideration to be paid for such Option Shares and the time and place for the closing of the transaction. The Participant and any transferee of Participant shall be obligated to resell the Option Shares as provided in this Section 6.2(a)(ii).

               (iii) The consummation of the purchase or purchases of such Option Shares pursuant to the Company's exercise of its Call shall take place on the date (the "Call Date") and in the manner designated by the Company in the Call Notice; provided, however, that the Company may consummate its purchase of such Option Shares pursuant to its exercise of its Call by delivering payment for such Option Shares being repurchased by it along with the Call Notice, in which case, the date of the Participant's receipt of the Call Notice shall be the Call Date. The Company will pay for the Option Shares to be purchased by it pursuant to the exercise of its Call by delivery of a check in an amount equal to the applicable repurchase price for the Option Shares being repurchased within thirty (30) days of the Date of Termination. The Company or its designee(s) (which designee(s) (collectively, the "Agents") may be any person or entity that shall have been approved by the Board pursuant to the terms of the Stockholders Agreement) will, in connection with such repurchase, be entitled to receive customary representations and warranties from the Participant regarding such sale and to require that the Participant's signature be guaranteed.

               (iv) The number of Option Shares to be repurchased by the Company shall first be satisfied to the extent possible from the Option Shares held by the terminated Participant. If the number of Option Shares then held by such Participant is less than the total number of Option Shares the Company has elected to call or the Participant has elected to put, the Company shall purchase the remaining Option Shares elected to be purchased from such Participant's transferees, pro rata according to the number of Option Shares held by such other transferees as of the Participant's Date of Termination (determined as nearly as practicable to the nearest share).

               (v) Notwithstanding anything to the contrary contained herein, all repurchases of Option Shares by the Company and sales of Option Shares by the Participant shall be subject to applicable restrictions contained in the Delaware General Corporation Law and in the Company's and its subsidiaries' debt and equity financing agreements. If any such restrictions prohibit the repurchase of Option Shares hereunder which the Company is otherwise entitled to make, the Company may make such repurchases as soon as it is permitted to do so under such restrictions and the time period for exercise of its rights hereunder shall be tolled during any such period of disability. The Company shall pay interest on any portion of the Option Shares being repurchased subject to the restrictions set forth in this paragraph, with such interest accruing at an annual rate equal to the prime rate of interest announced or published from time to time by Chase Manhattan Bank as its prime rate, with such interest being paid on the date such restricted portion of the Option Shares is repurchased. The Company, at its option, my prepay its obligations under this paragraph in whole or in part at any time with no penalty.

           (b) Repurchase Price and Sale Price.

           The repurchase price applicable to the exercise by the Company of its Call right described in Section 6.2(a)(i) hereof shall be as follows: If the Participant's employment with the Company is terminated (i) for Cause or (ii) by reason of the Participant's resignation, then the repurchase price for any Option Shares subject to any Call shall be equal to the lesser of (i) the Original Cost of such Option Shares, or (ii) the Fair Market Value of such Option Shares on the Date of Termination. In the event of Participant's Termination of Employment for any other reason, the purchase price per share for any Option Shares subject to any Call shall be equal to the Fair Market Value of such shares on the Date of Termination.

     6.3.  TRANSFER RESTRICTIONS

           Each Participant acquiring Option Shares shall hold those shares subject to the terms of the Stockholders Agreement and the terms of the Stock Option Agreement executed by such Participant. As provided in the Stockholders Agreement the Option Shares may be transferred in certain limited circumstances. Any transferee of any Option Shares shall take those shares subject to the terms of this Plan, including, without limitation, the repurchase rights set forth in this Article VI, the Stock Option Agreement executed by the transferor Participant, and the Stockholders Agreement. Any such transferee must, upon the request of the Company, execute an agreement agreeing to be bound by this Plan and such restrictions and must agree to such other waivers, limitations and restrictions as the Company may reasonably require. The Company shall not, and shall not permit any transfer agent or registrar for any shares of the Company's capital stock to, transfer upon the books of the Company any shares of the Company's capital stock originally issued under or pursuant to this Plan in any manner except in accordance with this provision, and any purported transfer not in compliance herewith shall be void.

                                 ARTICLE VII.

                                ADMINISTRATION

           This Plan shall be administered by the Board upon consultation with the Chairman and Chief Executive Officer of the Company. Subject to the requirements and the limitations of this Plan, the Board shall have the sole and complete responsibility and authority to: (a) select Participants; (b) grant Options to Participants in such amounts, at such time and pursuant to such terms as are consistent with this Plan as it shall determine; (c) interpret this Plan and adopt, amend and rescind administrative guidelines and other rules and regulations relating to this Plan; (d) correct any defect or omission or reconcile any inconsistency in this Plan; and (e) make all other determinations and take all other actions necessary or advisable for the implementation and administration of this Plan, in its sole discretion. The Board's determinations on matters within its authority shall be conclusive and binding upon the Participants, the Company and all other Persons. With respect to any matter under this Plan that is subject to the exercise of discretion by the Board, such exercise shall be absolute. Except as otherwise provided herein, all expenses associated with the administration of this Plan shall be borne by the Company. The Board may, to the extent permissible by law, delegate any of its authority hereunder to such Persons or committee as it deems appropriate, and the use of the term "Board" herein shall be deemed to include reference to such Person or committee as the context may require, provided, however, that the grant of an Option pursuant to Section 3.2 of this Plan to any Person who is subject to Section 16 of the Securities Exchange Act with respect to the Company as of the Date of Grant may only be made by the Board.


                                ARTICLE VIII.

                               OTHER PROVISIONS

     8.1.  OPTIONS NOT TRANSFERABLE

           No Option or interest or right therein or part thereof shall be liable for the debts, contracts or engagements of the Optionee or his successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect; provided, however, that nothing in this
Section 8. l shall prevent transfers by will or by the applicable laws of descent and distribution.

     8.2.  AMENDMENT, SUSPENSION OR TERMINATION OF THIS PLAN

           This Plan may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Board. Neither the amendment, suspension nor termination of this Plan shall, without the consent of the holder of the Option, impair any rights or obligations under any Option theretofore granted. No Option may be granted during any period of suspension nor after termination of this Plan, and in no event may any Option be granted under this Plan after the expiration of ten years from the date this Plan is adopted by the Board.

     8.3.  EFFECT OF PLAN UPON OTHER OPTION AND COMPENSATION PLANS

           The adoption of this Plan shall not affect any other compensation or incentive plans in effect for the Company, any Parent Corporation or any Subsidiary. Nothing in this Plan shall be construed to limit the right of the Company, any Parent Corporation or any Subsidiary (a) to establish any other forms of incentives or compensation for employees of the Company, any Parent Corporation or any Subsidiary or (b) to grant or assume options otherwise than under this Plan in connection with any proper corporate purpose, including, but not by way of limitation, the grant or assumption of options in connection with the acquisition by purchase, lease, merger, consolidation or otherwise, of the business, stock or assets of any corporation, firm or association.

     8.4.  TITLES

           Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of this Plan.

     8.5.  CONFORMITY TO SECURITIES LAWS

           This Plan is intended to conform to the extent necessary with all provisions of the Securities Act and the Securities Exchange Act and any and all regulations and rules promulgated by the Securities and Exchange Commission thereunder, including without limitation Rule 16b-3. Notwithstanding anything herein to the contrary, this Plan shall be administered, and Options shall be granted and may be exercised, only in such a manner as to conform to such laws, rules and regulations. To the extent permitted by applicable law, this Plan and Options granted hereunder shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

     8.6.  RIGHTS OF PARTICIPANTS

           Nothing in this Plan shall interfere with or limit in any way the right of the Company or any of its Subsidiaries to terminate any Participant's employment at any time (with or without cause), nor confer upon any Participant any right to continued employment by the Company or any of its Subsidiaries for any period of time or to continue such employee's present (or any other) rate of compensation. Transfer of an Employee from the Company to a Subsidiary, from a Subsidiary to the Company and from one Subsidiary to another shall not be considered a termination of such Employee's employment for purposes of this Plan. No Employee shall have a right to be selected as a Participant or, having been so selected, to be selected again as a Participant.

     8.7.  SECURITIES LAWS RESTRICTIONS

           Notwithstanding any other provision of this Plan, the Company shall not be obligated to offer, issue or sell any Option Shares to any Person if, in the judgment of the Board, such offer, issuance, or sale may violate federal or applicable state securities laws or regulations or may require the Company to register or qualify any such securities under any federal or state securities laws, or require the Company or any of its agents or representatives to register or qualify with any governmental agency or regulatory organization, pursuant to such laws or regulations.

     8.8.  CONSTRUCTION OF PLAN

           The validity, construction, interpretation, administration and effect of this Plan shall be determined in accordance with the local law, and not the law of conflicts, of the State of Delaware.

     8.9.  INDEMNIFICATION

           In addition to such other rights of indemnification as they may have as members of the Board, the members of the Board shall be indemnified by the Company against all costs and expenses reasonably incurred by them in connection with any action, suit or proceeding to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with this Plan or any Option Shares issued hereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding;
provided, however, that any such Board member shall be entitled to the indemnification rights set forth in this Section 8.9 only if such member has acted in good faith and in a manner that such member reasonably believed to be in or not opposed to the best interests of the Company and, with respect to any criminal action or proceeding, had no reasonable cause to believe that such conduct was unlawful, and further provided that upon the institution of any such action, suit or proceeding a Board member shall give the Company written notice thereof and an opportunity, at its own expense, to handle and defend the same before such Board member undertakes to handle and defend it on his own behalf.

     8.10. NOTICES

           All notices, requests, consents and other communications required or permitted hereunder shall be in writing and shall be deemed to have been duly given and made and served either by personal delivery to the person for whom it is intended or if deposited, postage prepaid, registered or certified mail, return receipt requested, in the United States mail:

           If to the Company, addressed to:

                                William W. Wilkinson
                                Corporate Staffing Resources, Inc.
                                100 E. Wayne Street, Suite 100

                               One Michiana Square
                               South Bend, Indiana, 46601
                               Telephone: (219) 233-8209
                               Telecopy: (219) 280-2661


           With copies to:     Latham & Watkins
                               633 West Fifth Street
                               Suite 4000
                               Los Angeles, California 90071
                               Attention: Paul D. Tosetti, Esq.
                               Telephone: (213) 485-1234
                               Telecopy: (213) 891-8763

           If to any Participant, addressed to such Participant at the address shown on the stock records of the Company, or at such other address as such Participant may specify by written notice to the Company.

     8.11. SECURITIES LAWS RESTRICTIONS AND ADDITIONAL RESTRICTIONS ON TRANSFER OF OPTION SHARES

           (a) Each Participant who exercises an Option will be required to represent to the Company in writing that such Participant is purchasing Option Shares for his or her own account for investment and not on behalf of others or otherwise with a view toward distributing them. Each Participant is advised that federal and state securities laws govern and restrict each Participant's right to offer, sell or otherwise dispose of any Option Shares unless such Participant's offer, sale or other disposition thereof is registered under the Securities Act and state securities laws, or in the opinion of the Company's counsel, such offer, sale or other disposition is exempt from registration or qualification thereunder. Any Participant desiring to purchase Option Shares will be required to agree that such Participant will not offer, sell or otherwise dispose of any such Option Shares in any manner which would: (i) require the Company to file any registration statement with the Commission (or any similar filing under state law) or to amend or supplement any such filing or (ii) violate or cause the Company to violate the Securities Act, the rules and regulations promulgated thereunder or any other state or federal law. The certificates for any Option Shares will bear such legends as the Company deems necessary or desirable in connection with the Securities Act or other rules, regulations or laws.

           (b) The certificates representing the Option Shares will bear substantially the same legend as set forth in the Stockholders Agreement.

           (c) Notwithstanding any other provision of this Plan, the Company may refuse to register any transfer of Option Shares if the registration of such transfer would require the Company to register any class of equity securities with the Commission under the Securities Exchange Act (except in connection with an effective registration statement under the Securities

Act).

           (d) No holder of Option Shares may effect any Public Sale or distribution of any Option Shares or other equity securities of the Company, or any securities convertible into or exchangeable or exercisable for any of the Company's equity securities, during the seven days prior to and the 180 days after the effectiveness of any underwritten public offering of any class of the Company's equity securities, except as part of such underwritten public offering or if otherwise consented to by the Company in writing prior to such sale or distribution.

     8.12. TERMINATION

           Unless earlier terminated as expressly provided herein, this Plan and all the restrictions and rights contained herein shall terminate on the tenth anniversary from the date this Plan is adopted by the Board.

                                   ANNEXES


        1. Stock Option Agreement

        2. Stockholders Agreement

                      CORPORATE STAFFING RESOURCES, INC.
                     NON-QUALIFIED STOCK OPTION AGREEMENT

          THIS AGREEMENT, dated ___________ , 19__, is made by and between Corporate Staffing Resources, Inc., a Delaware corporation hereinafter referred to as "Company," and ______________________, an employee of the Company or a Parent Corporation or Subsidiary of the Company, hereinafter referred to as "Optionee":

          WHEREAS, the Company wishes to afford the Optionee the opportunity to purchase shares of its $0.01 par value Common Stock; and

          WHEREAS, the Company wishes to carry out the Plan, a copy of which is attached hereto and the terms of which are hereby incorporated by reference and made a part of this Agreement; and

          WHEREAS, the Board, appointed to administer the Plan, has determined that it would be to the advantage and best interest of the Company and its shareholders to grant the Option provided for herein to the Optionee as an inducement to enter into or remain in the service of the Company, its Parent Corporations or its Subsidiaries and as an incentive for increased efforts during such service, and has advised the Company thereof and instructed the undersigned officers to issue said Option;

          NOW, THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto do hereby agree as follows:



                                  ARTICLE I.

                                 DEFINITIONS

          Whenever the following terms are used in this Agreement, they shall have the meaning specified below unless the context clearly indicates to the contrary. The masculine pronoun shall include the feminine and neuter, and the singular the plural, where the context so indicates.

     1.1. BOARD

          "Board" means the Board of Directors of the Company.

     1.2. CODE

          "Code" means the Internal Revenue Code of 1986, as amended.

     1.3   COMPANY

           "Company means Corporate Staffing Resources, Inc., a Delaware corporation.

     1.4   DATE OF GRANT

           "Date of Grant" means the date upon which an Option is granted to a Participant.

     1.5   DIRECTOR

           "Director" means a member of the Board.

     1.6   FAIR MARKET VALUE

           "Fair Market Value" means the market value per share of a share of the class of Option Shares to be valued, as determined in good faith by the Board.

     1.7   MERGER AGREEMENT

           "Merger Agreement" means the Agreement and Plan of Merger by and between CSR,Inc. and Mega Force Staffing Companies, Inc., dated December 3, 1997.

     1.8   OFFICER

           "Officer" means an officer of the Company, as defined in Rule 16a-1(f) under the Exchange Act, as such Rule may be amended in the future.

     1.9   OPTION

           "Option" means the non-qualified option to purchase Common Stock of the Company granted under this Agreement.

     1.10. OPTION SHARES

           "Option Shares" means shares of Common Stock acquired pursuant to an Option granted under this Agreement.

     1.11  OPTIONEE

           "Optionee" means an Employee to whom an Option is granted under this Agreement.

     1.12  PARENT CORPORATION

           "Parent Corporation" means any corporation in an unbroken chain of corporations ending with the Company if each of the corporations other than the Company then owns stock possessing fifty percent (50) or more of the total combined voting power of all classes of stock in one (1) of the other corporations in such chain.

     1.13.  PLAN

            "Plan" means the Corporate Staffing Resources, Inc. Non-Qualified Stock Option Plan, as amended from time to time.

     1.14.  RULE 16B-3

            "Rule 1 6b-3" means that certain Rule 16b-3 under the Exchange Act, as such Rule may be amended in the future.

     1.15.  SECRETARY

            "Secretary" means the Secretary of the Company.

     1.16.  SECURITIES ACT

            "Securities Act" means the Securities Act of 1933, as amended.

     1.17.  SECURITIES EXCHANGE ACT

            "Securities Exchange Act" means the Securities Exchange Act of 1934, as amended.

     1.18.  STOCKHOLDERS AGREEMENT

            "Stockholders Agreement" means the Stockholders Agreement, by and between Corporate Staffing Resources, Inc., a Delaware corporation, and the stockholders of the Corporation, dated December 3, 1997.

     1.19.  SUBSIDIARY

            "Subsidiary" means any corporation in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain then owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one (1) of the other corporations in such chain.


                                 ARTICLE II.

                               GRANT OF OPTION
     2.1.   GRANT OF OPTION

            In consideration of the Optionee's agreement to remain in the employ of the Company, its Parent Corporations or its Subsidiaries and for other good and valuable consideration, on the date hereof the Company irrevocably grants to the Optionee the option to purchase any part or all of an aggregate of __________ shares of its $0.01 par value Common Stock upon the terms and conditions set forth in this Agreement.

     2.2   PURCHASE PRICE

           The purchase price of the shares of stock covered by the Option shall be $_________ per share without commission or other charge.

     2.3   CONSIDERATION TO COMPANY

           In consideration of the granting of this Option by the Company, the Optionee agrees to render faithful and efficient services to the Company, a Parent Corporation or a Subsidiary, with such duties and responsibilities as the Company shall from time to time prescribe, for a period of at least one
(1) year from the date this Option is granted. Nothing in this Agreement or in the Plan shall confer upon the Optionee any right to continue in the employ of the Company, any Parent Corporation or any Subsidiary or shall interfere with or restrict in any way the rights of the Company, its Parent Corporation and its subsidiaries, which are hereby expressly reserved, to discharge the Optionee at any time for any reason whatsoever, with or without Cause.

     2.4   ADJUSTMENTS IN OPTION

           In the event that the outstanding shares of the stock subject to the Option are changed into or exchanged for a different number or kind of shares of the Company or other securities of the Company by reason of merger, consolidation, recapitalization, reclassification, stock split up, stock dividend or combination of shares, the Board shall make an appropriate and equitable adjustment in the number and kind of shares as to which the Option, or portions thereof then unexercised, shall be exercisable, to the end that after such event the Optionee's proportionate interest shall be maintained as before the occurrence of such event. Such adjustment in the Option shall be made without change in the total price applicable to the unexercised portion of the Option (except for any change in the aggregate price resulting from rounding-off of share quantities or prices) and with any necessary corresponding adjustment in the Option price per share. Any such adjustment made by the Board shall be final and binding upon the Optionee, the Company and all other interested persons.


                                  ARTICLE III

                            PERIOD OF EXERCISABILITY

     3.1   COMMENCEMENT OF EXERCISABILITY

           (a) Subject to Section 3.3, the Option shall become exercisable in three (3) cumulative installments as follows:

     (i) The first installment shall consist of one-third (1/3) of the shares covered by the Option and shall become exercisable on the first anniversary of the Date of Grant.

     (ii) The second installment shall consist of one-third (1/3) of the shares covered by the Option and shall become exercisable on the second anniversary of the Date of Grant.

     (iii) The third installment shall consist of one-third (1/3) of the shares covered by the Option and shall become exercisable on the third anniversary of the Date of Grant.

           (b) The installments provided for in this Section 3.1 are cumulative. Each such installment which becomes exercisable pursuant to this Section 3.1 shall remain exercisable until it becomes unexercisable under Section 3.2.

           (c) No portion of the Option which is unexercisable at Optionee's Date of Termination shall thereafter become exercisable.

     3.2.  EXPIRATION OF OPTION

           The Option may not be exercised to any extent by anyone after the first to occur of the following events:

           (a) The expiration of ten (10) years from the date the Option was granted; or

           (b) In the case of an Optionee whose employment terminates by reason of his death or Disability, the expiration of ninety (90) days after his Date of Termination; or

           (c) In the case of an Optionee whose employment terminates for any reason other than his death or Disability, his Date of Termination; or

           (d) The effective date of either the merger or consolidation of the Company with or into another corporation, or the acquisition by another corporation or person of all or substantially all of the Company's assets or eighty percent (80%) or more of the Company's then outstanding voting stock, or the liquidation or dissolution of the Company, unless the Board waives this provision in connection with such transaction. At least ten (10) days prior to the effective date of such merger, consolidation, acquisition, liquidation or dissolution, the Board shall give the Optionee notice of such event if the

Option has then neither been fully exercised nor become unexercisable under this Section 3.2.

     3.3. ACCELERATION OF EXERCISABILITY ON ACCOUNT OF MERGER, CONSOLIDATION, ACQUISITION, LIQUIDATION, DISSOLUTION OR IPO

           In the event of the merger or consolidation of the Company with or into another corporation, or the acquisition by another corporation or person of all or substantially all of the Company's assets or eighty percent (80%) or more of the Company's then outstanding voting stock, or the liquidation or dissolution of the Company, or in the event of an IPO (as defined in the Stockholders Agreement), the Board may, in its absolute discretion and upon such terms and conditions as it deems appropriate, provide by resolution, adopted prior to such event and incorporated in the notice referred to in
Section 3.3(c), that at some time prior to the effective date of such event this Option shall be exercisable as to all the shares covered hereby, notwithstanding that this Option may not yet have become fully exercisable under Section 3.1(a); provided, however, that this acceleration of exercisability shall not take place if:

           (a) This Option becomes unexercisable under Section 3.2 prior to said effective date; or

           (b) In connection with such an event, provision is made for an assumption of this Option or a substitution therefor of a new option by an employer corporation or a parent or subsidiary of such corporation.

           The Board may make such determinations and adopt such rules and conditions as it, in its absolute discretion, deems appropriate in connection with such acceleration of exercisability, including, but not by way of limitation, provisions to ensure that any such acceleration and resulting exercise shall be conditioned upon the consummation of the contemplated corporate transaction.


                                 ARTICLE IV.

                              EXERCISE OF OPTION

     4.1.  PERSON ELIGIBLE TO EXERCISE

           During the lifetime of the Optionee, only he may exercise the Option or any portion thereof. After the death of the Optionee, any exercisable portion of the Option may, prior to the time when the Option becomes unexercisable under Section 3.2, be exercised by his personal representative or by any person empowered to do so under the Optionee's will or under the then applicable laws of descent and distribution.

     4.2.  PARTIAL EXERCISE

           Any exercisable portion of the Option or the entire Option, if then wholly exercisable, may be exercised in whole or in part at any time prior to the time when the Option or portion thereof becomes unexercisable under
Section 3.2; provided, however, that each partial exercise shall be for not less than 100 shares and shall be for whole shares only.

      4.3. MANNER OF EXERCISE

           The Option, or any exercisable portion thereof, may be exercised solely by delivery to the Secretary or his of lice of all of the following prior to the time when the Option or such portion becomes unexercisable under
Section 3.2:

           (a) Notice in writing signed by the Optionee or the other person then entitled to exercise the Option or portion, stating that the Option or portion is thereby exercised, such notice complying with all applicable rules established by the Board; and

           (b) Full payment (in cash or by check) for the shares with respect to which such Option or portion is thereby exercised, or payment, in whole or in part, through the surrender of shares of Common Stock then issuable upon exercise of the Option having a Fair Market Value on the date of Option exercise equal to the aggregate exercise price of the Option or exercised portion thereof; and

           (c) The payment to the Company (or other employer corporation) of all amounts which it is required to withhold under federal, state or local law in connection with the exercise of the Option, or payment, in whole or in part, through the surrender of shares of Common Stock then issuable upon exercise of the Option having a Fair Market Value on the date of Option exercise equal to the amount of such withholding; and

           (d) Delivery to the Board of an executed Optionee's Representations and Agreement in the form attached hereto as Exhibit A.

     4.4.  CONDITIONS TO ISSUANCE OF STOCK CERTIFICATES

           The shares of stock deliverable upon the exercise of the Option, or any portion thereof, may be either previously authorized but unissued shares or issued shares which have then been reacquired by the Company. Such shares shall be fully paid and nonassessable. The Company shall not be required to issue or deliver any certificate or certificates for shares of stock purchased upon the exercise of the Option or portion thereof prior to fulfillment of all of the following conditions:

           (a) The admission of such shares to listing on all stock exchanges on which such class of stock is then listed; and

           (b) The completion of any registration or other qualification of such shares under any state or federal law or under rulings or regulations of the Securities and

Exchange Commission or of any other governmental regulatory body, which the Board shall, in its absolute discretion, deem necessary or advisable; and

           (c) The obtaining of any approval or other clearance from any state or federal governmental agency which the Board shall, in its absolute discretion, determine to be necessary or advisable; and

           (d) The payment to the Company (or other employer corporation) of all amounts which, under federal, state or local tax law, it is required to withhold upon exercise of the Option; and

           (e) The lapse of such reasonable period of time following the exercise of the Option as the Board may from time to time establish for reasons of administrative convenience.

     4.5.  RIGHTS AS SHAREHOLDER

           The holder of the Option shall not be, nor have any of the rights or privileges of, a shareholder of the Company in respect of any shares purchasable upon the exercise of any part of the Option unless and until certificates representing such shares shall have been issued by the Company to such holder.


                                  ARTICLE V.

                               OTHER PROVISIONS

     5.1.  ADMINISTRATION

           The Board shall have the power to interpret the Plan and this Agreement and to adopt such rules for the administration, interpretation and application of the Plan as are consistent therewith and to interpret or revoke any such rules. With respect to any matter under the Plan that is subject to the exercise of discretion by the Board, such exercise shall be absolute. All actions taken and all interpretations and determinations made by the Board in good faith shall be final and binding upon the Optionee, the Company and all other interested persons. No member of the Board shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or the Option.

     5.2.  OPTION NOT TRANSFERABLE

           Neither the Option nor any interest or right therein or part thereof shall be liable for the debts, contracts or engagements of the Optionee or his successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect; provided, however, that this Section 5.2 shall not prevent transfers by will or by the applicable laws of descent and distribution.

     5.3.  SHARES TO BE RESERVED

           The Company shall at all times during the term of the Option reserve and keep available such number of shares of stock as will be sufficient to satisfy the requirements of this Agreement.

     5.4.  NOTICES

           Any notice to be given under the terms of this Agreement to the Company shall be addressed to the Company in care of its Secretary, and any notice to be given to the Optionee shall be addressed to him at the address given beneath his signature hereto. By a notice given pursuant to this Section 5.4, either party may hereafter designate a different address for notices to be given to him. Any notice which is required to be given to the Optionee shall, if the Optionee is then deceased, be given to the Optionee's personal representative if such representative has previously informed the Company of his status and address by written notice under this Section 5.4. Any notice shall be deemed duly given when enclosed in a properly sealed envelope or wrapper addressed as aforesaid, deposited (with postage prepaid) in a post office or branch post office regularly maintained by the United States Postal Service.

     5.5.  TITLES

           Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of this Agreement.

     5.6.  CONSTRUCTION

           This Agreement shall be administered, interpreted and enforced under the laws of the State of Delaware.

     5.7.  CONFORMITY TO SECURITIES LAWS

           The Optionee acknowledges that the Plan is intended to conform to the extent necessary with all provisions of the Securities Act and the Securities Exchange Act and any and all regulations and rules promulgated by the Securities and Exchange Commission thereunder, including without limitation
Rule 16b-3. Notwithstanding anything herein to the contrary, the Plan shall be administered, and the Option is granted and may be exercised, only in such a manner as to conform to such laws, rules and regulations. To the extent permitted by applicable law, the Plan and this Agreement shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

     5.8   REPURCHASE PROVISIONS APPLICABLE TO OPTION SHARES

           Option Shares acquired pursuant to this Option shall be subject to the repurchase rights set forth in Section 6.2 of the Plan.

     5.9   RESTRICTIONS ON TRANSFER OF SHARES

           (a) Each Participant acquiring Option Shares shall hold those shares subject to the terms of the Plan and the terms of the Stockholders Agreement. As provided in the Stockholders Agreement, the Option Shares may be transferred in certain limited circumstances. Any transferee of any Option Shares shall take those shares subject to the terms of the Plan, including, without limitation, the repurchase rights set forth in Article VI thereof, this Agreement, and the Stockholders Agreement. Any such transferee must, upon the request of the Company, execute an Agreement agreeing to be bound by the Plan and such restrictions and must agree to such other waivers, limitations and restrictions as the Company may reasonably require. The Company shall not, and shall not permit any transfer agent or registrar for any shares of the Company's capital stock to, transfer upon the books of the Company any shares of the Company's capital stock originally issued under or pursuant to the Plan in any manner except in accordance with this provision, and any purported transfer not in compliance herewith shall be void.

           IN WITNESS WHEREOF, this Agreement has been executed and delivered by the parties hereto.


                                        CORPORATE STAFFING RESOURCES, INC.


                                        By
                                          -------------------------------------
                                                        Chairman

-------------------------------------
Optionee


-------------------------------------


-------------------------------------
Address


Optionee's Taxpayer
Identification Number:


-------------------------------------

                                  EXHIBIT A

                   OPTIONEE'S REPRESENTATIONS AND AGREEMENT


           This Agreement (this "Agreement") is made as of the date of its acceptance set forth on the signature page below by and between Corporate Staffing Resources, Inc., a Delaware corporation (the "Company"), and the undersigned individual purchasing shares of Common Stock of the Company pursuant to the Option granted pursuant to the Stock Option Agreement and the Corporate Staffing Resources, Inc. Non-Qualified Stock Option Plan ("Plan"), the terms of which are by this reference incorporated herein. Capitalized terms used but not defined herein shall have the meanings ascribed to them under the Plan.

     1.    PURCHASE AND SALE OF OPTION SHARES.

           (a) Upon the execution of this Agreement, Participant will purchase from the Company, and the Company will sell and issue to Participant, the Option Shares that Participant elects to purchase hereunder. Participant will deliver to the Company payment in full of the purchase price for the Option Shares in accordance with the method of payment elected by the Optionee under Section
4.3 of the Stock Option Agreement. Participant agrees that concurrently with the purchase of the Option Shares pursuant hereto, by execution of this Agreement, Participant shall be bound by, and hold the Option Shares subject to, the terms of the Stock Option Agreement and the Stockholders Agreement, attached as Annex I and Annex II, respectively, to the Plan.

           (b) In connection with the purchase and sale of the Option Shares hereunder, Participant represents and warrants to the Company that:

                (i) Participant understands that (A) the Option Shares have not been registered under the Securities Act, nor qualified under the securities laws of any other jurisdiction, (B) the Option Shares cannot be resold unless they subsequently are registered under the Securities Act and qualified under applicable state securities laws, unless the Company determines that exemptions from such registration and qualification requirements are available, and (C) Participant has no right to require such registration or qualification;

                (ii) The Option Shares to be acquired by Participant pursuant to this Agreement will be acquired for Participant's own account and not with a view to, or intention of, distribution thereof in violation of the Securities Act, or any applicable state securities laws, and the Option Shares will not be disposed of in contravention of the Securities Act or any applicable state securities laws;

                (iii) Participant has substantial knowledge and experience in financial and business matters, has specific experience making investment decisions of a similar nature, and is capable, without the use of a financial advisor, of utilizing and analyzing the information made available in connection with the acquisition of the Option Shares under the Plan and of evaluating the merits and risks of an investment in the Option Shares. Participant will provide the Company, upon request, with such information concerning any prior investment experience, business or professional experience and other information as the Company may deem necessary to further evaluate the foregoing representations.

                (iv) Participant has carefully reviewed and understands the risks of, and other considerations relating to, an investment in the Option Shares.

                (v) The Participant understands that his investment in the Option Shares is subject to significant economic risk, including the relative illiquidity resulting from the fact that the Option Shares (A) have not been registered under the Securities Act and, therefore, cannot be sold unless they are subsequently registered under the Securities Act or they are sold pursuant to an exemption from such registration, and (B) are subject to additional restrictions as provided herein. The Participant is able to bear such economic risk of his investment in the Option Shares for an indefinite period of time;

                (vi) Participant has had an opportunity to ask questions and receive answers concerning the terms and conditions of the offering of Option Shares and has had full access to such other information concerning the Company as he or she has requested. Without limiting the generality of the foregoing, Participant has been provided with copies of the Plan, the Stockholders Agreement and the Stock Option Agreement and has had an opportunity to review and ask questions and receive satisfactory answers concerning the terms and conditions of the Plan, the Stockholders Agreement and the Stock Option Agreement;

                (vii) Participant is a resident and domiciliary of the state or other jurisdiction hereinafter set forth opposite such Participant's signature and Participant has no present intention of becoming a resident of any other state or jurisdiction. If Participant is a resident and domiciliary of a state that requires the Company to ascertain certain other information regarding the Participant, the Company may attach a page to this Agreement containing additional representations to be made by Participant in connection with such Participant's investment in Option Shares, and by signing this Agreement, Participant shall be deemed to have made such additional representations to the Company;

                (viii) This Agreement (including the Plan, the Stockholders Agreement and the Stock Option Agreement) constitutes the legal, valid and binding obligations of Participant, enforceable in accordance with its terms, and the creation, delivery and performance of this Agreement (including the Plan, the Stockholders Agreement and the Stock Option Agreement) by Participant does not and will not conflict with, violate or cause a breach of any agreement, contract or instrument to which Participant is a party or any order, judgment or decree to which Participant is subject; and

                (ix) Participant is not relying upon any written offering literature or prospectus other than the Plan, the Stockholders Agreement and the Stock Option Agreement, and is not relying upon any oral representations which are in any manner inconsistent with the written information contained in such documents.

           (c)  Participant further acknowledges and agrees that:

                (i) Neither the issuance of the Option Shares to Participant nor any provision contained herein shall entitle Participant to remain in the employment of the Company, its Subsidiaries or Affiliates or affect the right of the Company to terminate Participant's employment at any time for any reason;

                (ii) The Company shall have no duty or obligation to disclose to Participant and Participant shall have no right to be advised of, any material information regarding the Company, its Subsidiaries or Affiliates at any time prior to, upon or in connection with the repurchase of Option Shares upon the termination of Participant's employment with the Company, its Subsidiaries or Affiliates or as otherwise provided hereunder;

                (iii) The Participant is, or will be, an officer or key employee of the Company, and as such, has a high degree of familiarity with the business and assets of the Company and such prospects of such business;

                (iv) The Company is entering into this Agreement in reliance upon Participant's representations and warranties herein;

                (v) All information which Participant has provided to the Company concerning Participant, his or her financial position and knowledge of and experience with financial and business matters is correct and complete as of the date set forth at the end of this Agreement; and

                (vi) Participant is aware of the provisions of Section 83(b) of the Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder, has consulted with his or her tax advisor as to the advisability of filing an election under said Section. Participant acknowledges that Participant has received independent tax advice with respect to tax consequences resulting from the transactions contemplated herein.

           (d) The Company and Participant acknowledge and agree that this Agreement has been executed and delivered, and the Option Shares have been issued hereunder, in connection with and as a part of the compensation and incentive arrangements between the Company and/or its Subsidiaries and Participant.

      2. AGREEMENT TO THE PLAN, THE STOCKHOLDERS AGREEMENT AND THE STOCK OPTION AGREEMENT.

           (a) The Participant acknowledges and agrees that the Option Shares being purchased hereunder are being issued pursuant to, and are subject in all respects to, the Plan, the Stockholders Agreement and the Stock Option Agreement, the terms and conditions of which are incorporated herein as if set forth fully herein. Participant acknowledges and agrees to all the terms and conditions of the Plan, the Stockholders Agreement and the Stock Option Agreement, including the rights of repurchase, tag-along and drag-along rights of first refusal, vesting requirements, restrictions on transfer and other provisions set forth in the Plan, the Stockholders

Agreement and the Stock Option Agreement. Participant acknowledges that the certificates evidencing such Option Shares shall be imprinted with a legend providing notice of such restrictions substantially in the form set forth in the Stockholders Agreement. Participant is aware that, except as expressly provided in the Stockholders Agreement, Participant has no right to require registrations of any of the Option Shares and must bear the economic risk of illiquid shares. Participant is also aware of and familiar with the provisions of the Stockholders Agreement relating to the management of the Company and the provisions regarding the election of members to the Board. In furtherance of the foregoing, Participant agrees, by execution of this Agreement, that Participant shall become bound by, and hold the Option Shares subject to, the Stock Option Agreement and the Stockholders Agreement in the forms attached as Annex I and Annex II, respectively, to the Plan.

     3.    MISCELLANEOUS.

           (a) Upon its acceptance by the Company, this Agreement shall be binding upon and inure to the benefit of the Company and its successors and assigns and Participant and Participant's executors or administrators, personal representatives, heirs, legatees and distributees.

           (b) This Agreement shall be governed by and construed in accordance with the local law, and not the law of conflicts, of the State of Delaware.

           (c) In any conflict between the terms and provisions of this Agreement and the terms and provisions of the Plan, the terms and provisions of the Plan shall govern.

           (d) No course of dealing or any delay or failure to exercise any right, power or remedy hereunder on the part of any party hereto shall operate as a waiver of or otherwise prejudice such party's rights, powers or remedies.

           (e) Notwithstanding anything in this Agreement, the Company shall not be obligated to issue or sell any Option Shares to any Person if, in the judgment of the Board, such issuance or sale may violate Federal or applicable state securities laws or regulations or may require the Company to register or qualify any such Option Shares under any Federal or state securities laws, or require the Company or any of its agents or representatives to register or qualify with any governmental agency or organization, pursuant to such laws or regulations.

     4.    JOINT SIGNATORIES; SUCCESSORS AND ASSIGNS.

           (a) If this Agreement is signed by more than one Person or entity, then the obligations of the undersigned shall be joint and several, and the acknowledgments, representations, warranties and agreements herein contained shall be deemed to be made by and be binding upon each such Person or entity. This Agreement shall survive the death or disability of the undersigned and shall be binding upon the undersigned's heirs, executors, administrators, successors and assigns.

     5. CERTIFICATION AS TO TAXPAYER IDENTIFICATION NUMBER AND BACKUP WITHHOLDING AND NON-FOREIGN STATUS-SUBSTITUTE FORM W-9; SOCIAL SECURITY OR TAX ID NUMBER.

           Under penalties of perjury, Participant certifies by his or her signature below that (a) the number shown on this form is his or her correct taxpayer identification number; (b) Participant is not subject to backup withholding either because (i) Participant is exempt from backup withholding,
(ii) Participant has not been notified that Participant is subject to backup withholding as a result of a failure to report all interest or dividends, or
(iii) the Internal Revenue Service has notified Participant that Participant is no longer subject to backup withholding; (c) Participant is not a non-resident alien for purposes of U.S. income taxation; (d) Participant's home address (individual) or business address (entity) set forth in this Agreement is correct; and (e) if Participant becomes a non-resident alien, Participant will notify the Company within 60 days of doing so.

IF PARTICIPANT HAS BEEN NOTIFIED BY THE IRS THAT PARTICIPANT IS PRESENTLY SUBJECT TO BACKUP WITHHOLDING, STRIKE OUT THE LANGUAGE UNDER (b) ABOVE BEFORE SIGNING.

     6.    TYPE OF OWNERSHIP FOR THE OPTION SHARES TO BE ACQUIRED.

           (Check the Appropriate Box)

                 [ ]   INDIVIDUAL OWNERSHIP BY UNMARRIED PERSON

                 [ ] OWNERSHIP BY MARRIED PERSON AS SOLE AND SEPARATE PROPERTY (if Participant lives in a state which has community property laws, signatures of both spouses may be required)

                 [ ] COMMUNITY PROPERTY (signatures of both spouses are required)

                 [ ] JOINT TENANTS WITH RIGHT OF SURVIVORSHIP (both parties must sign)

                 [ ]   TENANTS-IN-COMMON (both parties must sign)

                 [ ]   TRUST*

                 [ ]   OTHER ENTITY*

                  * Any Person executing this Agreement on behalf of such entities hereby represents and agrees that: (i) he or she is duly authorized to act on behalf of such corporation, partnership, trust or other entity, (ii) such corporation, partnership, trust or other entity was formed on ___________, 19__, and (iii) he or she will provide such information as the Company may request confirming the authority to sign on behalf of such entity.

           IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the latest date written below.

PARTICIPANT:

No. of Shares of Common Stock:             _______(@ $______/share)
Aggregate Purchase Price:                  $__________




----------------------------------------  --------------------------------------
    Participant (Print or Type Name)        Other Investor (Print or Type Name)



----------------------------------------  --------------------------------------
               Signature                                Signature



----------------------------------------  --------------------------------------
      Social Security or Tax ID #               Social Security or Tax ID #



----------------------------------------  --------------------------------------
       Residence Street Address                   Residence Street Address



----------------------------------------  --------------------------------------
          City and State Zip                         City and State Zip



----------------------------------------  --------------------------------------
          Residence Telephone                       Residence Telephone



----------------------------------------  --------------------------------------
             Business Name                            Business Name

----------------------------------------  --------------------------------------
              Business Name                          Business Name


----------------------------------------  --------------------------------------
         City and State      Zip                   City and State     Zip


----------------------------------------  --------------------------------------
            Business Telephone                       Business Telephone

Mail Correspondence to:                   Mail Correspondence to:

[ ] Residence   [ ] Business              [ ] Residence   [ ]  Business






COMPANY:

Accepted this ______ day of _______________, 199_.

CORPORATE STAFFING RESOURCES, INC.
a Delaware corporation

By:
   -----------------------------------------------

Its:
   -----------------------------------------------